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                                                                   Exhibit 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-96212) and in the Registration Statement on Form S-3 (No. 33-95464) of Sanctuary Woods Multimedia Corporation of our report dated September 21, 1998 appearing on page F-1 of this Form 10-K.

/s/ PricewaterhouseCoopers
--------------------------
PRICEWATERHOUSECOOPERS

San Jose, California
October 2, 1998





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